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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 21, 1999

                            MICRO THERAPEUTICS, INC.
             (Exact name of Registrant as specified in its charter)


                Delaware             000-06253         33-0569235
          -------------------------------------------------------------
             (State or other        (Commission       (IRS Employer
              jurisdiction          File Number)   Identification No)
            of incorporation)

     2 Goodyear, Irvine, California                        92618
--------------------------------------------------------------------------------
 (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (949) 837-3700

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                                   Page 1 of 9

                             Exhibit Index on Page 3


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ITEM 5. OTHER EVENTS

        On August 12, 1998, Micro Therapeutics, Inc. (the "Company") and Abbott Laboratories, an Illinois corporation ("Abbott"), (i) entered into a Convertible Subordinated Note Agreement (the "Note Agreement") pursuant to which the Company executed a 5% Convertible Subordinated Note, due August 19, 2003 in the principal amount of $5 million, convertible into shares of the Common Stock of the Company (the "First Note"), and (ii) entered into that certain Credit Agreement with Abbott (the "Credit Agreement"), in which Abbott agreed to loan, and has since loaned, $5 million to the Company pursuant to a 5% Convertible Credit Facility Note dated November 9, 1998, convertible into shares of Common Stock of the Company (the "Second Note" and with the First Note, the "Notes").

        On May 21, 1999, Abbott and the Company entered into an Amendment to Convertible Subordinated Note Agreement and Credit Agreement (the "Amendment") and a Termination of Credit Agreement and Security Agreement (the "Termination Agreement"). Pursuant to the Amendment and the Termination Agreement, Abbott converted the $10 Million of Notes into 962,628 shares of Common Stock of the Company. Abbott has also granted the Company an option under which the Company may require Abbott to purchase up to an additional $3 million of the Company's Common Stock at $12 per share. The option is effective for 90 days beginning in late July 1999.

ITEM 7. EXHIBITS

     EXHIBIT NO.            DESCRIPTION
     -----------            -----------
        10.1    Amendment to Convertible Subordinated Note Agreement and Credit
                Agreement dated May 21, 1999 between the Company and Abbott.

        10.2    Termination of Credit Agreement and Security Agreement dated May
                21, 1999 between the Company and Abbott.

        10.3 Notice of Conversion of First Note dated May 21, 1999 executed by Abbott.

        10.4 Notice of Conversion of Second Note dated May 21, 1999 executed by the Company.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MICRO THERAPEUTICS, INC.


Date:  June 2, 1999                    By: /s/ Harold A. Hurwitz
                                           -------------------------------------
                                           Harold A. Hurwitz,
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

                                                                                      SEQUENTIAL
EXHIBIT NO.    DESCRIPTION                                                             PAGE NO.
-----------    -----------                                                            ----------
10.1           Amendment to Convertible Subordinated Note Agreement and Credit             4
               Agreement dated May 21, 1999 between the Company and Abbott.

10.2           Termination of Credit Agreement and Security Agreement dated                6
               May 21, 1999 between the Company and Abbott.

10.3           Notice of Conversion of First Note dated May 21, 1999 executed by           8
               Abbott.

10.4           Notice of Conversion of Second Note dated May 21, 1999 executed by          9
               the Company.


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